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                                                       EXHIBIT 32.1
                                                       ------------

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Applied Digital Solutions, Inc. (the "Company") on Form 10-K for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott R. Silverman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Scott R. Silverman
----------------------
Scott R. Silverman
Chief Executive Officer
March 15, 2004


A signed original of this written statement required by Section 906 has been provided to Applied Digital Solutions, Inc. and will be retained by Applied Digital Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.